EXHIBIT 10.2

THIS NOTE AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE CONVERSION OF THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR A SIMILAR RULE AS THEN IN EFFECT UNDER THE SECURITIES ACT OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT. THIS NOTE IS ISSUED IN A SERIES OF NOTES UP TO AN AGGREGATE PRINCIPAL AMOUNT OF $11,500,000.

SPOTLIGHT INNOVATION INC.

CONVERTIBLE NOTE

Issuance Date: *Date*	*Amount*

FOR VALUE RECEIVED, Spotlight Innovation Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of *Print* (the “Holder”) the principal sum of *AmountText* (US *Amount*) in lawful money of the United States of America, together with interest thereon at the rate of seven and one half percent (7.5% percent) per annum. Interest will begin to accrue on the Issuance Date of this Convertible Note (the “Note”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed and shall compound annually.

1. Interest Payments. Interest payments will be made by the Company in shares of Common Stock of the Company upon conversion of this instrument as set forth in Section 2 below.

2. Conversion. The principal amount and accrued interest of this Note is convertible into fully paid and nonassessable shares of Common Stock of the Company as set forth below:

(a) Optional Conversion. The Holder shall have the right from time to time, and at any time during the period beginning on the Issuance Date and ending on the day immediately prior to the Maturity Date (as defined below) to convert all or any part of the outstanding and unpaid principal amount and interest of this Note into fully paid and nonassessable shares of Common Stock at a price per share equal to the higher of (i) Ninety Percent (90%) of the closing bid price of the Common Stock during the 20 consecutive trading days immediately preceding such conversion and (ii) the Floor Conversion Price (defined below). If the Holder elects such Optional Conversion the Holder shall send the Company the completed conversion notice annexed hereto. Provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to the limitations contained herein), and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of this Agreement, the “Floor Conversion Price” shall mean $0.60 per share.

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(b) Automatic Conversion Upon Maturity Date. In the event this Note remains outstanding on the Maturity Date, than the outstanding principal amount and interest due on this Note on the Maturity Date shall automatically convert into shares of common stock of the Company, without any further action by the Holder at the Maturity Date (as defined in Section 4 below), at a price per share equal to the higher of (i) Ninety Percent (90%) of the closing bid price of the Common Stock during the 20 consecutive trading days immediately preceding the Maturity Date and (ii) the Floor Conversion Price.

(c) Fractional Shares. The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, and similar taxes that may be due with respect to the issuance and delivery of Common Stock upon any Conversion.

(d) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company, at any time while this Note is outstanding, shall (i) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the applicable conversion price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event, and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, or shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(e) Mechanics of Conversion. Subject to Section 2(a) and (b) herein, this Note may be converted by the Holder in whole or in part at any time from time to time after the Issuance Date and ending on the day immediately prior to the Maturity Date (as defined below), in the case of an Optional Conversion pursuant to Section 2(a) above, by (A) submitting to the Company a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., Iowa time), and (B) subject to Section 2(f), surrendering this Note at the principal office of the Company. On the Maturity Date, in the event this Note, or any portion thereof, remains outstanding this Note shall automatically be deemed converted (and cancelled) as set forth in Section 2(b) above, which the Holder hereby consents. The Holder further agrees that in the even this Note remains outstanding on the Maturity Date he/she/it will send the original Note to the Company for cancellation via overnight courier marked for overnight delivery, within three business days after the Maturity Date.

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(f) Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless the entire unpaid principal amount of this Note is so converted. The Holder and the Company shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion.

(g) Delivery of Common Stock Upon Conversion. Upon receipt by the Company from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section, the Company shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within five (5) business days after such receipt (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof.

(h) Concerning the Shares. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Act, or (ii) the Company or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be the responsibility of the Holder to provide, and shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (“Rule 144”) or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Company who agrees to sell or otherwise transfer the shares only in accordance with this Section and who is an Accredited Investor. Until such time as the shares of Common Stock issuable upon conversion of this Note have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

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The legend set forth above shall be removed and the Company shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Company or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be accepted by the Company so that the sale or transfer is effected or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold.

3. Events of Default. Each of the following shall constitute an “Event of Default.”

(a) Failure to make any required payment after ten (10) days of receipt of notice by Holder that such payment was not made; or

(b) Upon any Voluntary Bankruptcy or Insolvency Proceedings, which is defined as any of the following actions by the Company: (i) applying for, or consent to the appointment of, a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property; (ii) making a general assignment for the benefit of its creditors; (iii) dissolution or liquidation; (iv) commencing a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or (v) taking any material action to effect any of the foregoing.

(c) Upon any Involuntary Bankruptcy or Insolvency Proceedings, which is defined as proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency, or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.

Upon the occurrence of any Event of Default, the Holder may, at its option, declare in writing to the Company all principal and interest due hereunder to be due and payable immediately and, upon any such declaration, the same shall become and be immediately due and payable. Upon the occurrence of any Event of Default, the Holder may, in addition to declaring all amounts due hereunder to be immediately due and payable, pursue any available remedy, whether at law or in equity.

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4. Maturity Date. The “Maturity Date” shall be the two-year anniversary of the Issuance Date.

5. Notices.

(a) Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	Spotlight Innovation Inc.
11147 Aurora Avenue, Building 3 Urbandale, Iowa 50322 Attention: President
Telephone: (515) 274-9087

If to the Holder, at such address as set forth on the signature page attached hereto.

6. Choice of law. This Note shall be exclusively governed by and construed in accordance with the laws of the State of Iowa without regard to the principles of conflict of laws. The parties further agree that any action between them shall exclusively be heard in Polk County, Iowa.

7. Waiver of Presentment, Demand and Dishonor. No delay on the part of the Holder in exercising any power or right hereunder shall operate as a waiver of any such power or right; nor shall any single or partial exercise of any power or right preclude any other or further exercise of such power or right, or the exercise of any other power or right, and no waiver whatsoever shall be valid unless in writing, signed by the Holder, and then only to the extent expressly set forth herein. No remedy is exclusive of any other remedy and all remedies shall be cumulative to the maximum extent permitted by applicable law. Except as otherwise set forth herein, the Company hereby waives presentment, demand for repayment, diligence, notice of dishonor and all other notices or demands in connection with the delivery acceptance, performance, default or endorsement of this Note.

8. Severability. If any provision of this Note is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable, in any respect under applicable law, such provision will be enforced to the maximum extent possible given the intent of the parties hereto, and the balance of this Note shall remain in effect.

9. Transaction Costs. Each party shall be responsible for all costs and expenses it incurs in connection with the preparation of this Note.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date set forth above.

COMPANY:
SPOTLIGHT INNOVATION INC.

By:
Name:	John M. Krohn
Title:	President

IN WITNESS WHEREOF, the undersigned Holder hereby agrees to the terms set forth in this Note.

By:
Name:	*Print*
Address:	*Address*

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EXHIBIT I

CONVERSION NOTICE

The undersigned hereby irrevocably elects to convert the Note originally dated *Date* into shares of Common Stock of Spotlight Innovation Inc., according to the conditions stated therein, as of the Conversion Date written below as follows:

Conversion Date:	__________________

Principal Amount ($) Interest ($) Total Amount converted:	$_________________ $_________________ $_________________

Conversion Price:	$_________________

Number of shares of Common Stock to be issued:	__________________

Please issue the shares of Common Stock in the following name and to the following address:

Name:	*Print*
Address:	______________________________________________ ______________________________________________ ______________________________________________

Authorized Signature:	By: _______________________
Name: *Print*
Date: ______________________

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ANNEX B

WARRANT

[Attached]

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